Exhibit 99.1

J.P. Morgan 39 th Annual Healthcare Conference January 2021

Forward - Looking Statements Certain information contained in this presentation includes “forward - looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinical trials and regulatory submissions. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “con tin ue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words th at convey uncertainty of the future events or outcomes to identify these forward - looking statements. Our forward - looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward - looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward - looking statements are subject to risks and uncertainties including risks related to the success and timing of our clinical trials or ot her studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Quarterl y Report on Form 10 - Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward - looking statements. You are cautioned not to place undue reliance on these forward - looking statements, which are made only as of the date of this presentation. We undertake no obligation to publicly update such forwa rd - looking statements to reflect subsequent events or circumstances. © 2021 Aprea Therapeutics. All Rights Reserved 2

Aprea Therapeutics ▪ The global leader in p53 - targeted therapies for the treatment of cancer ◊ Proof - of - concept and proof - of - principle demonstration of mutant p53 reactivation Presentation Agenda ▪ Update on Phase 3 MDS Clinical Study ▪ Development Pipeline ◊ 1L AML ◊ Post - transplant maintenance in MDS/AML ◊ CLL / MCL ◊ Advanced solid tumors ▪ Financial and Operational Highlights ▪ 2021 Milestones © 2021 Aprea Therapeutics. All Rights Reserved 3

p53: The “Guardian of the Genome” © 2021 Aprea Therapeutics. All Rights Reserved 4 p 53 tumor suppressor The nexus and regulator of key anti - cancer network of signals • Triggers cell cycle arrest and apoptosis in response to DNA damage and other cellular stresses The most frequently mutated gene in human cancers • Mutations in the TP53 gene occur in approximately 50% of tumors • p53 mutations destabilize the protein and lead to protein misfolding Mutations are associated with very poor prognosis • TP53 mutations compromise tumor suppressive function and can promote tumor growth and metastasis

Reactivation of Mutant p53 Across Mutation Types ▪ p53 protein destabilization is a general and direct consequence of mutation ▪ Eprenetapopt MoA is agnostic to specific p53 mutation, capitalizes on principles of protein folding & stability ◊ Activity observed in nearly 100 different p53 mutations in preclinical studies across hot spots and other mutations ◊ Clinical responses recorded in patients spanning more than 80 unique p53 mutations across hot spots and other mutations © 2021 Aprea Therapeutics. All Rights Reserved 5 6723 misfolded mutant p53 cell cycle arrest apoptosis + eprenetapopt reactivated p53 with wild - type structure p53 reactivation

Clinical Development © 2021 Aprea Therapeutics. All Rights Reserved 6

aprea therapeutics
The p53 Reactivation Company

Execution on Clinical Development

Molecule	Indication	Preclinical	Phase 1	Phase 2	Phase 3	
Eprenetapopt (APR-246)	1L *TP53* Mutant MDS[1]	eprenetapopt + aza[3]				
	1L *TP53* Mutant MDS and AML (U.S. study)[2]	eprenetapopt + aza			Publication pending	
	1L *TP53* Mutant MDS and AML (French study)[2]	eprenetapopt + aza			Publication pending	
	TP53 Mutant MDS and AML Post-Transplant Maintenance	eprenetapopt + aza				
	1L and R/R *TP53* Mutant AML	eprenetapopt + ven[4] and/or aza				
	R/R *TP53* Mutant CLL and MCL	eprenetapopt + ibrutinib or ven-R[5]				
	Advanced Gastric, Bladder, NSCLC	eprenetapopt + pembrolizumab				
APR-548	1L and R/R *TP53* Mutant MDS	APR-548 + aza				

[1]Trial did not achieve statistical significance in primary endpoint of complete remission; [2]Investigator-initiated trials; [3]azacitidine; [4]venetoclax; [5]venetoclax + rituximab

© 2021 Aprea Therapeutics. All Rights Reserved
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Phase 3 MDS Review © 2021 Aprea Therapeutics. All Rights Reserved 8

aprea therapeutics
The p53 Reactivation Company

Randomized Phase 3 Trial in 1L *TP53* Mutant MDS

Trial design



1:1 Randomization
Eprenetapopt + AZA
AZA

Powered at 90% to detect 2-sided alpha of 0.05
- based on initial assumptions of 50% CR in eprenetapopt + AZA arm vs. 25% CR in AZA arm

Same eligibility criteria, treatment doses and sites as Phase 1b/2 trials

Patients

- N = 154
- At least one *TP53* mutation
- Int/High/Very High IPSS-R
- ECOG performance status of 0, 1 or 2
- *De novo* and secondary MDS eligible
- HMA naïve

Trial Endpoints

- Primary: CR rate
- Secondary: OS, ORR DoR, DoCR, PFS, LFS, HSCT rate, TI rate

© 2021 Aprea Therapeutics. All Rights Reserved
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Recap of Results from Phase 3 Trial in TP53 Mutant MDS ▪ Primary data cut (LPI + 6 months) ◊ Failed to meet CR primary endpoint in ITT population ◊ 33.3% in eprenetapopt + AZA arm vs. 22.4% in AZA alone arm (P = 0.13) ◊ Primary endpoint did not reach statistical significance ◊ CR rate was 53% higher in eprenetapopt + AZA arm ◊ 24 patients on study treatment: 14 patients on eprenetapopt + AZA, 10 patients on AZA ◊ Secondary endpoints ◊ ORR and duration of responses appear to favor eprenetapopt + AZA arm but are not significantly different from AZA alone ◊ Median OS was similar between arms ◊ Preliminary analysis of clinical subsets based on demographics and disease characteristics (e.g., IPSS - R, bone marrow blast %, p rior therapy) has not identified a group significantly favoring the eprenetapopt + AZA arm ◊ Combination of eprenetapopt + AZA appeared well - tolerated ◊ Adverse event profile similar to Phase 2 US and French trials ◊ Ongoing and future analyses ◊ Mutation and pharmacokinetic data analyses ◊ Other potential ad hoc analyses ◊ Subsequent analyses to be performed at LPI + 9 months ◊ Anticipate discussion of results with FDA in 1H 2021 ◊ Anticipate presentation of results at an upcoming scientific conference © 2021 Aprea Therapeutics. All Rights Reserved 10

Pipeline © 2021 Aprea Therapeutics. All Rights Reserved 11

TP53 Mutant AML is a Major Unmet Medical Need with Limited Treatment Options © 2021 Aprea Therapeutics. All Rights Reserved 12 Global Data, “Acute Myeloid Leukemia Forecast to 2029” 20 - 30% TP53 mutant 45,000 in 2019 in US/EU5/JP 0 - 20% complete remission (CR) ~6 months overall survival (OS) Incidence TP53 mutation is common Prognosis with available therapies

1L TP53 Mutant AML Trial ▪ Current Eprenetapopt Data and Therapeutic Benchmark ▪ Phase 1/2 AML Trial Plan © 2021 Aprea Therapeutics. All Rights Reserved 13 1 Phase 1/2 AML Trial as of December 31, 2020; 2 Dinardo et al, EHA 2020; Dinardo et al, N Engl J Med 2020; 383:617 - 629; 3 Patients who have undergone repeat bone marrow biopsy; 4 Aldoss et al, Br J Hematol , 2019, Dinardo et al, Blood, 2020, have described CR rates of 23% and 22%, respectively, in AML patients receiving Ven - Aza eprenetapopt + AZA + venetoclax (N = 6) eprenetapopt + AZA + venetoclax (N = 20 / 33 enrolled) eprenetapopt + AZA (N = TBD) Best regimen (N ≤ 50) · completion of enrollment · potential BTD application File for accelerated approval based on positive data 3Q 2020 Lead - in Phase Expansion Phase 1H 2021 1H 2022 1Q 2020 No DLTs observed in lead - in phase Phase 1/2 AML Trial 1 ( Eprenetapopt + Ven + AZA) Benchmark 2 Evaluable 3 AML patients, n 6 (lead - in) + 6 (expansion) 38 (Ven - Aza: VIALE - A) 14 (Aza: VIALE - A) Response rates CR + CRi 58% 55% (Ven - Aza: VIALE - A) 0% (Aza: VIALE - A) CR 25% ? 4 (Ven - Aza: VIALE - A) 0% (Aza: VIALE - A)

aprea therapeutics
The p53 Reactivation Company

Post-Transplant Maintenance Therapy in *TP53* Mutant MDS and AML

Unmet Need

- Allo-HCT is currently the only potentially curative option for *TP53* mutant MDS/AML, however only 5-10% of patients are able to undergo transplantation
- Prognosis remains poor even in patients who undergo transplantation
  - 30% relapse free survival (RFS) at 1-year
  - ~8 mo median OS

Development Status

- Phase 2 Trial of Post-Transplant Maintenance in *TP53* mutant MDS and AML
  - Eprenetapopt + AZA maintenance up to 12 months
  - Primary endpoints: relapse-free survival, tolerability
  - Secondary endpoints: OS, non-relapse mortality, PFS, LFS, GVHD, EFS

  - Trial fully enrolled with N = 33
  - 1-year RFS primary endpoint readout anticipated 2Q 2021

© 2021 Aprea Therapeutics. All Rights Reserved
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Lindsley et al, New England J Med, 2017, 536.

Eprenetapopt Combination in R/R Lymphoid Malignancies Unmet Need ▪ There is a lack of effective treatments for R/R TP53 mutant CLL and MCL Rationale ▪ Preclinical data demonstrating synergistic activity of eprenetapopt + venetoclax, eprenetapopt + ibrutinib ▪ Encouraging clinical data in CLL from first - in - human trial with eprenetapopt monotherapy Development Status ▪ Phase 1 Trial in TP53 mutant R/R CLL and MCL ◊ Safety Lead - in ◊ Eprenetapopt + ibrutinib in CLL (N ≈ 28) ◊ Eprenetapopt + venetoclax - rituximab in CLL (N ≈ 28) ◊ Expansion ◊ Eprenetapopt + X in CLL (N ≈ 20) and MCL (N ≈ 40) ◊ First patient anticipated 1Q 2021 ◊ Preliminary tolerability and efficacy data anticipated 2H 2021 © 2021 Aprea Therapeutics. All Rights Reserved 15 Global Data, “Chronic Lymphocytic Leukemia: Opportunity Analysis and Forecasts to 2027”; “B - Cell Non - Hodgkin’s Lymphoma (NHL): Opportunity Analysis and Forecasts to 2027” CLL: ~45,000 annually in US/EU5/JP MCL: ~7,000 annually in US/EU5/JP ~50% TP53 mutant in R/R 0 - 20% complete remission (CR) ≤ 12 months overall survival (OS) Incidence TP53 Mutation Prognosis

Eprenetapopt Combination in Advanced Solid Tumors

aprea therapeutics
The p53 Reactivation Company

Unmet Need

Incidence	*TP53* Mutation	Prognosis
Gastric: ~185,000 annually in US/EU5/JP **Bladder: ~225,000** annually in US/EU5/JP **NSCLC: ~500,000** annually in US/EU5/JP	**~50-80%** *TP53* mutant	**0-10%** complete remission (CR) **≤ 12 months** overall survival (OS)

Rationale

- APR-246 enhances effects of PD-1 blockade in murine melanoma and colorectal carcinoma models
- APR-246 induces pro-inflammatory tumor microenvironment and activity driven by tumor associated macrophages

Development Status

- Phase 1/2 Solid Tumor Trial Design
  - Safety Lead-in
    - Eprenetapopt + pembrolizumab in advanced solid tumors (N = 6)
  - Expansion
    - Advanced gastric (N ≈ 40), bladder (N ≈ 40), and NSCLC (N ≈ 20)

- Safety lead-in cohort enrollment complete (N=6) and no DLTs
- Expansion cohort enrollment ongoing
- Preliminary tolerability and efficacy data anticipated 2H 2021

Global Data, "Gastric Cancer – Epidemiology Forecast to 2024"; "Bladder Cancer: Epidemiology Forecast to 2028"; "Non-Small Cell Lung Cancer: Epidemiology Forecast to 2025"; Ghosh et al, 2019 AACR Annual Meeting, Abstract 4843

© 2021 Aprea Therapeutics. All Rights Reserved
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APR - 548: Next - Generation Oral p53 Reactivator ▪ APR - 548 is converted to MQ, shares a similar mechanism of action to eprenetapopt ◊ High oral bioavailability supportive of oral administration ◊ Greater potency than eprenetapopt in preclinical studies ◊ Faster conversion to MQ may provide for higher intra - tumoral drug levels © 2021 Aprea Therapeutics. All Rights Reserved 17 1 Mice received APR - 548 by twice daily oral administration for three consecutive cycles (five days on treatment, two days off treatment) starting on day 11 post - implant of MDA - MB - 231 breast cancer cells Induction of Apoptosis and Reduction of Cell Proliferation in R248Q p53 mutant myeloid cells 0 10 20 30 40 50 PO 2x47 mg/kg/day PO 2x94 mg/kg/day PO 2x188 mg/kg/day TGI (%) Tumor Growth Inhibition (TGI) in R280K p53 mutant Breast Cancer Xenograft 1 Reduction of Ki67 (proliferation marker) Induction of cleaved caspase - 3 (apoptosis marker)

First - in - Human Clinical Trial of APR - 548 in TP53 Mutant MDS IND and protocol have been accepted by FDA ▪ Overview of FIH Trial ◊ Provides opportunity to collect blood and bone marrow samples to study pharmacodynamics ▪ Status ◊ FPI anticipated Q1 2021 ▪ Following completion of FIH Phase 1, possibility to explore expansion in MDS, AML or other indications © 2021 Aprea Therapeutics. All Rights Reserved 18 Cycle 1 APR - 548 dose escalation monotherapy lead - in phase Cycle 2+ APR - 548 dose escalation + AZA combination therapy

Financial and Operational Highlights ▪ Financial ◊ $89.0 million of cash and cash equivalents (unaudited) at December 31, 2020 ◊ No outstanding debt ◊ Anticipated cash burn for 2021: $30 – 35 million ◊ Existing cash should fund operations into 2023 ◊ Consider strategic alternatives ▪ Operational ◊ 17 full - time employees ◊ Clinical trials designed to efficiently reach preliminary efficacy readouts ◊ Clinical data will drive decisions on further development and strategic options © 2021 Aprea Therapeutics. All Rights Reserved 19

2021 Anticipated Milestones Milestones Timeline Phase 2 MDS / AML post - transplant maintenance Primary endpoint readout 2Q 2021 Phase 1/2 AML Trial Tolerability and efficacy data from cohort expansion 2Q 2021 Phase 1 NHL Trial Preliminary tolerability and efficacy data 2H 2021 Phase 1/2 Solid Tumor I - O Trial Preliminary tolerability and efficacy data 2H 2021 2 nd Generation p53 reactivator, APR - 548 First patient enrolled in Phase 1 trial 1Q 2021 © 2021 Aprea Therapeutics. All Rights Reserved 20